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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 21, 1999


                               CORIXA CORPORATION
             (Exact name of registrant as specified in its charter)

                                     0-22891
                            (Commission File Number)

DELAWARE                                   91-1654387
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation)


                         1124 COLUMBIA STREET, SUITE 200
                            SEATTLE, WASHINGTON 98104
             (Address of principal executive offices, with zip code)

                                 (206) 754-5711
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

                On May 24, 1999, Corixa Corporation, a Delaware corporation (the "Company") announced that on May 21, 1999 it had entered into a multi-year research collaboration and license agreement with Inpharzam International, S.A., a corporation organized and existing under the laws of Switzerland and a wholly-owned subsidiary of Zambon Group spa, a corporation organized and existing under the laws of Italy. Further details regarding this announcement are contained in the Company's press release dated May 24, 1999 attached as an exhibit hereto and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

               Exhibit 99 Corixa Corporation Press Release dated May 24, 1999.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CORIXA CORPORATION



Date:  June 2, 1999           By:/S/ Michelle Burris
                                     -------------------------------------
                                     Michelle Burris
                                     Vice President and Chief Financial Officer


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                               CORIXA CORPORATION

                                INDEX TO EXHIBITS


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EXHIBIT NUMBER                     DESCRIPTION                   SEQUENTIALLY PAGE NUMBER
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
     99                 Press Release dated May 24, 1999

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